                                                                  Exhibit (4)(l)

                                                                  CONFORMED COPY

                           WAIVER AND THIRD AMENDMENT

            WAIVER AND THIRD AMENDMENT (this "Waiver and Amendment"), dated as of May 6, 1999, to (i) the Amended and Restated Credit Agreement, dated as of April 3, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SAFETY-KLEEN SERVICES, INC. (formerly known as LES, Inc.), a Delaware corporation (the "Company"), SAFETY-KLEEN (CANADA) LTD. (formerly known as Laidlaw Environmental Services (Canada) Ltd.), a Canadian corporation and a wholly owned subsidiary of the Company (together with the Company, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), TORONTO DOMINION (TEXAS), INC., as general administrative agent (in such capacity, the "General Administrative Agent"), THE TORONTO-DOMINION BANK, as Canadian administrative agent, TD SECURITIES (USA) INC., as advisor to the Borrowers and arranger of the commitments described in the Credit Agreement, THE BANK OF NOVA SCOTIA, NATIONSBANK, N.A., THE FIRST NATIONAL BANK OF CHICAGO and WACHOVIA BANK, N.A., as managing agents, THE BANK OF NOVA SCOTIA and THE FIRST NATIONAL BANK OF CHICAGO, as co-documentation agent, and NATIONSBANK, N.A., as syndication agent, and (ii) the Amended and Restated Guarantee and Collateral Agreement, dated as of April 3, 1998 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), made by the Company, Holdings (as defined below) and each of the other signatories thereto (together with any other entity that may become a party thereto, the "Grantors") in favor of the General Administrative Agent for the Lenders.

                              W I T N E S S E T H :

            WHEREAS, Safety-Kleen Corp. (formerly known as Laidlaw Environmental Services, Inc.), a Delaware corporation and the parent of the Company ("Holdings"), is to issue up to $225,000,000 in aggregate principal amount of unsecured senior notes, the proceeds of which will be used to repay, in part, the Seller Note;

            WHEREAS, the Company has requested, and, upon this Waiver and Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement and the Guarantee and Collateral Agreement be waived and amended upon the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement and the Guarantee and Collateral Agreement, the parties hereto hereby agree as follows:

            1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement, or, to the extent not defined therein, in the Guarantee and Collateral Agreement.

            2. Amendment of Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by:

(a) adding the following defined terms in their appropriate alphabetical order:

            "Escrow Account": the escrow account to be established pursuant to the indenture under which the New Parent Notes will be issued or a related escrow agreement, into which the proceeds of the New Parent Notes will be deposited pending use thereof to repay the Seller Note.

            "New Parent Notes": up to $225,000,000 aggregate principal amount of senior unsecured notes of Holdings (including any unsecured notes of Holdings with substantially similar terms issued in exchange for such notes), bearing interest payable in cash and having a maturity no earlier than the Revolving Credit Termination Date.

(b) adding the following sentence at the end of the definition of "Subsidiary":

      (Safety-Kleen Europe Limited shall not be deemed to be a Subsidiary so long as the Company owns, directly or indirectly, less than 50% of the voting stock thereof).

(c) deleting clause (a) of the definition of "Applicable Margin" in its entirety and substituting in lieu thereof the following:

      (a) on any day, for each Type of Revolving Credit Loan, Tranche A Term Loan and Canadian Term Loan, the rate per annum determined pursuant to the Pricing Grid (provided, that in any event such Applicable Margin and Stamping Fee Rate for any day during the period from June 1, 1999 through November 30, 1999 shall be that set forth in the Pricing Grid opposite a Consolidated Total Leverage Ratio of greater than or equal to 4.00:1.00); and

            3. Waiver of Section 6.3(b) of the Credit Agreement. The Lenders hereby waive compliance with the provisions of subsection 6.3(b) of the Credit Agreement to the extent applicable to the issuance of the New Parent Notes; provided that Holdings shall apply the Net Cash Proceeds thereof to the repayment or repurchase of the Seller Note and general corporate purposes (which may include interest payments on the New Parent Notes and principal, interest and premium payable on the New Parent Notes in the event such notes are redeemed as a result of a failure to repurchase the Seller Note).

            4. Amendment to Section 10.1 of the Credit Agreement. (a) Subsection 10.1(a) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following

      (a) Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio as at (i) the last day of any fiscal quarter of the Company set forth below or (ii) the last day of any fiscal quarter of the Company ending during any fiscal year set forth below to exceed the ratio set forth below opposite such fiscal quarter or fiscal year:

                                                 Consolidated Total
                    Fiscal Period                  Leverage Ratio
                    -------------                  --------------
                        1999                         4.50:1.00
            September 1 to November 30, 1999         4:25:1.00
              December 1 to February 29, 2000        4.25:1.00
                 March 1 to May 31, 2000             4.00:1.00
                June 1 to August 31, 2000            4.00:1.00
                        2001                         3.50:1.00
                        2002                         2.75:1.00
                        2003                         2.50:1.00
                  2004 and thereafter                2.00:1.00

(b) Subsection 10.1(c) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

      (c) Interest Coverage Ratio. Permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Company (i) ending with any fiscal quarter set forth below or (ii) ending during any fiscal year set forth below to be less than the ratio set forth below opposite such fiscal quarter or fiscal year:

                                                    Interest
                     Fiscal Period               Coverage Ratio
                     -------------               --------------
                          1999                      2.00:1.00
             September 1 to November 30, 1999       2.00:1.00
              December 1 to February 29 2000        2.00:1.00
                  March 1 to May 31, 2000           2.25:1.00
                 June 1 to August 31, 2000          2.25:1.00
                          2001                      2.50:1.00
                          2002                      2.75:1.00
                   2003 and thereafter              3.00:1.00

(c) Notwithstanding the foregoing paragraphs (a) and (b) of this Section 4, if the New Parent Notes are redeemed or repurchased because of the failure to obtain the consent of the shareholders of Holdings required to authorize the issuance of common stock of Holdings in connection with the repurchase or redemption of the Seller Note, (i) the amendments effected by the foregoing paragraphs (a) and (b) will become ineffective as of the date of such repurchase or redemption of the New Parent Notes and (ii) for purposes of calculating the Consolidated Total Leverage Ratio and the Interest Coverage Ratio for any period that coincides with any period during which the New Parent Notes were outstanding, the interest expense attributable to the New Parent Notes shall be excluded from such calculations.

            5. Amendment to Section 10.3 of the Credit Agreement. Subsection
10.3 of the Credit Agreement is hereby amended by adding at the end thereof the following:

      (1) Liens on the Escrow Account (and any cash or other assets therein) to secure the obligations of Holdings to redeem the New Parent Notes under the conditions set forth in the indenture pursuant to which the New Parent Notes are issued.

            6. Amendment to Section 10.5(d) of the Credit Agreement. Subsection 10.5(d) of the Credit Agreement is hereby amended by inserting at the end thereof the following:

      , SK Insurance Company, Environment Services et Machinerie E.S.M. Inc. or SK D'Incineration, Inc.

            7. Amendment to Section 10.7 of the Credit Agreement. Subsection
10.7 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

            10.7 Limitation on Dividends. Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Company or any of its Subsidiaries or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"), except that (a) any Subsidiary may make Restricted Payments to the Company or any wholly owned Subsidiary of the Company, and (b) so long as, on the date of such Restricted Payment, both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing (i) the Company may make Restricted Payments to Holdings to service the Westinghouse Debt, the CPCFA Debt and the Tooele County Debt, provided that each such Restricted Payment shall be made on the date on which a cash payment of principal or interest under the Westinghouse Debt, the CPCFA Debt or the Tooele County Debt, as the case may be, is due and shall be in an amount not greater than the amount of such cash payment, and such cash payment in respect of such Indebtedness shall be made by Holdings on such date, (ii) the Company may make Restricted Payments to Holdings to service the New Parent Notes, provided that each such Restricted Payment shall be made on the date on which a cash payment of principal or interest under the New Parent Notes is due and shall be in an amount not greater than the amount of such cash payment, and such cash payment in respect of the New Parent Notes shall be made by Holdings on such date, (iii) in the event that either (a) the consent of the shareholders of Holdings required for the issuance of shares of common stock in connection with the repurchase or redemption of the Seller Note is not obtained and, as a consequence thereof, the New Parent Notes are required to be redeemed or repurchased by Holdings or (b) Holdings is required to deposit additional cash or cash equivalents in the Escrow Account at the closing of the issuance of the New Parent Notes to fund any redemption or repurchase of the New Parent Notes specified in clause (a) above, the Company may make a Restricted Payment to Holdings in an amount not exceeding

      $15,000,000, the proceeds of which, together with amounts withdrawn from the Escrow Account, shall be used to repurchase or redeem the New Parent Notes, and (iv) the Company may make Restricted Payments to Holdings to provide for payment in the ordinary course of business of taxes, directors' fees, stock exchange fees, and other costs and expenses of its operations as a public company permitted by the Guarantee and Collateral Agreement.

            8. Amendment to Section 5.12(c)(ii) of the Guarantee and Collateral Agreement. Subsection 5.12(c)(ii) of the Guarantee and Collateral Agreement is hereby amended by deleting such provision in its entirety and substituting in lieu thereof the following:

      the entry into, and exercise of rights and performance of obligations in respect of, this Agreement, the Seller Note, the California Bonds, the Utah Bonds, the Westinghouse Debt Agreement, the Stock Purchase Agreement, the New Parent Notes (including any related registration rights agreement or escrow agreement or securities purchase agreement with Laidlaw Inc pursuant to which the Company has agreed to repurchase or redeem the Seller Note), equity subscription agreements, registration rights agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of its equity securities or any offering, issuance or sale thereof,

            9. Waiver of Pledge Requirement. Any provision of the Credit Agreement or the Guarantee and Collateral Agreement to the contrary notwithstanding, the Company shall not be required to pledge pursuant to the Guarantee and Collateral Agreement Capital Stock acquired by the Company and its Subsidiaries as investments in entities in which the Company and its Subsidiaries hold a minority interest; provided that the aggregate market value of such Capital Stock which is not pledged pursuant to the Guarantee and Collateral Agreement shall not at any time exceed $5,000,000.

            10. Conditions to Effectiveness. This Waiver and Amendment shall become effective as of the date first above written when (i) each of the Majority Facility Lenders under each Facility, the Required Lenders, the General Administrative Agent and the Borrowers shall have executed and delivered this Waiver and Amendment, (ii) each Guarantor shall have acknowledged and agreed to this Waiver and Amendment, and (iii) the Company shall have paid the General Administrative Agent on behalf of each Lender that executes and delivers this Waiver and Amendment on or before May 6, 1999, an amendment fee in an amount equal to 0.20% of the Aggregate Exposure of such Lender.

            11. Continuing Effects. Except as expressly waived or amended hereby, the Credit Agreement and the Guarantee and Collateral Agreement shall continue to be and shall remain in full force and effect in accordance with their respective terms.

            12. Expenses. The Company agrees to pay and reimburse the General Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Waiver and Amendment, including the reasonable fees and expenses of counsel.

            13. Counterparts. This Waiver and Amendment may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            14. GOVERNING LAW. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                     SAFETY-KLEEN SERVICES, INC. (formerly
                                     known as LES, Inc.)

                                     By: /s/ Paul Humphreys
                                        ----------------------------------------
                                        Title: Senior Vice President and CFO


                                     SAFETY-KLEEN (CANADA) LTD. (formerly
                                     known as Laidlaw Environmental Services
                                     (Candad) Ltd.)

                                     By: /s/ Paul Humphreys
                                        ----------------------------------------
                                        Title: Senior Vice President and CFO


                                     TORONTO DOMINION (TEXAS), INC.,
                                      as General Administrative Agent and Lender

                                     By: /s/ Jane Mott
                                        ----------------------------------------
                                        Title: Vice President


                                     THE TORONTO-DOMINION BANK,
                                      as Canadian Administrative Agent

                                     By: /s/ Bruce Chambers
                                        ----------------------------------------
                                        Title: Manager

                                     TD SECURITIES (USA) INC., as Arranger

                                     By:
                                        ----------------------------------------
                                        Title:


                                     THE TORONTO-DOMINION BANK,
                                     as a Lender

                                     By:
                                        ----------------------------------------
                                        Title:


                                     THE BANK OF NOVA SCOTIA,
                                      as Managing Agent, Co-Documentation Agent
                                       and Lender

                                     By: /s/ William E. Zarrett
                                        ----------------------------------------
                                        Title: Senior Relationship Manager


                                     THE FIRST NATIONAL BANK OF CHICAGO
                                      as Managing Agent, Co-Documentation Agent
                                       and Lender

                                     By: /s/  James Gable
                                        ----------------------------------------
                                        Title: Customer Service Officer


                                     NATIONSBANK, N.A.,
                                      as Syndication Agent, Managing Agent and
                                        Lender

                                     By: /s/ Adam Kaplan
                                        ----------------------------------------
                                        Title: Authorized Signatory

                                     WACHOVIA BANK, N.A.,
                                      as Managing Agent and Lender

                                     By: /s/ Kathryn M. Mays
                                        ----------------------------------------
                                        Title: Assistant Vice President


                                     THE CIT GROUP/BUSINESS CREDIT, INC.

                                     By: /s/ Levi Schatz
                                        ----------------------------------------
                                        Title: Vice President


                                     GENERAL ELECTRIC CAPITAL CORPORATION

                                     By: /s/ Robert M. Kadlick
                                        ----------------------------------------
                                        Title: Duly Authorized Signatory


                                     COMERICA BANK

                                     By: /s/ Marian Enright
                                        ----------------------------------------
                                        Title: Vice President


                                     FLEET NATIONAL BANK

                                     By: /s/ Jeffrey Lynch
                                        ----------------------------------------
                                        Title: Senior Vice President


                                     ROYAL BANK OF CANADA

                                     By: /s/ John Crawford
                                        ----------------------------------------
                                        Title: Senior Manager

                                     COMPAGNIE FINANCIERE DE CIC ET DE
                                      L'UNION EUROPEENNE

                                     By: /s/ Sean Mounier
                                        ----------------------------------------
                                        Title: First Vice President

                                     By: /s/ Brian O'Leary
                                        ----------------------------------------
                                        Title: Vice President


                                     HSBC BANK USA (formerly Marine Midland
                                     Bank)

                                     By: /s/ Christopher F. French
                                        ----------------------------------------
                                        Title: Authorized Signatory


                                     THE LONG-TERM CREDIT BANK OF JAPAN,
                                      LTD.

                                     By: /s/ Rebecca J. Silbert
                                        ----------------------------------------
                                        Title: Senior Vice President


                                     MITSUBISHI TRUST AND BANKING CORPORATION

                                     By: /s/ Beatrice Kossodo
                                        ----------------------------------------
                                        Title: Senior Vice President


                                     FLEET BUSINESS CREDIT CORPORATION,
                                      formerly, SANWA BUSINESS CREDIT
                                      CORPORATION

                                     By: /s/ Cameron Terry
                                        ----------------------------------------
                                        Title: Senior Vice President

                                     SOCIETE GENERALE

                                     By: /s/ Christopher J. Speltz
                                        ----------------------------------------
                                        Title: Director, Head of SG-Dallas


                                     SOUTHERN PACIFIC BANK

                                     By: /s/ Sean R. Walker
                                        ----------------------------------------
                                        Title: Vice President


                                     CREDIT LYONNAIS ATLANTA AGENCY

                                     By: /s/ David M. Cawrse
                                        ----------------------------------------
                                        Title: First Vice President & Manager


                                     COOPERATIEVE CENTRALE RAIFEISEN-
                                       BOERENLEENBANK B.A., "RABOBANK NEDERLAND"
                                       NEW YORK BRANCH

                                     By: /s/ Hans F. Bruekhoven
                                        ----------------------------------------
                                        Title: Vice President

                                     By: /s/ Ian Reece
                                        ----------------------------------------
                                        Title: Senior Credit Officer


                                     COMMERCIAL LOAN FUNDING TRUST I

                                     By: Lehman Commercial Paper Inc., not in
                                           its individual capacity but solely as
                                           administrative agent

                                     By: /s/ Michelle Swanson
                                        ----------------------------------------
                                        Title: Authorized Signatory


                                     CREDIT SUISSE FIRST BOSTON

                                     By: /s/ Barry A. Zamore
                                        ----------------------------------------
                                        Title: Vice President

                                     By: /s/ Claire M. McCarthy
                                        ----------------------------------------
                                        Title: Managing Director

                                     THE SAKURA BANK, LTD.

                                     By:
                                        ----------------------------------------
                                        Title:


                                     STAR BANK, NATIONAL ASSOCIATION

                                     By: /s/ Mark A. Whitson
                                        ----------------------------------------
                                        Title: Vice President


                                     BANK OF HAWAII

                                     By: /s/ Brenda Testerman
                                        ----------------------------------------
                                        Title: Vice President


                                     CITIBANK, N.A.

                                     By: /s/ Marjorie Futornick
                                        ----------------------------------------
                                        Title: Vice President


                                     THE DAI-ICHI KANGYO BANK, LTD.

                                     By: /s/ Robert P. Gallagher, Jr.
                                        ----------------------------------------
                                        Title: Vice President


                                     SKANDINAVISKA ENSKILDA BANKEN AB
                                       (PUBL.) NY BRANCH

                                     By:
                                        ----------------------------------------
                                        Title:

                                     By:
                                        ----------------------------------------
                                        Title:

                                     THE SUMITOMO BANK, LTD

                                     By: /s/ Svresh S. Tata
                                        ----------------------------------------
                                        Title: Senior Vice President


                                     THE SUMITOMO TRUST & BANKING CO.,
                                       LTD., NEW YORK BRANCH

                                     By:
                                        ----------------------------------------
                                        Title:


                                     NATIONAL CITY BANK

                                     By: /s/ Lisa B. Lisi
                                        ----------------------------------------
                                        Title: Vice President


                                     BHF-BANK AKTIENGESELLSCHAFT

                                     By: /s/ Dan Dobrjanskyj
                                        ----------------------------------------
                                        Title: Assistant Vice President


                                     THE FUJI BANK, LIMITED

                                     By: /s/ Teiji Teramoto
                                        ----------------------------------------
                                        Title: Vice President and Manager

                                     CAISSE DE DEPOT ET PLACEMENT DU
                                       QUEBEC

                                     By: /s/ Louis Lausie
                                        ----------------------------------------
                                        Title: Manger

                                     By: /s/ Lucie Rousseau
                                        ----------------------------------------
                                        Title: Vice President


                                     KZH PONDVIEW LLC

                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Title: Authorized Agent


                                     WEBSTER BANK

                                     By: /s/ Juliana B. Dalton
                                        ----------------------------------------
                                        Title: Vice President


                                     BANQUE WORMS CAPITAL CORPORATION

                                     By: /s/ Frederick Gamet
                                        ----------------------------------------
                                        Title:

                                     By: /s/ Constance De Klerk
                                        ----------------------------------------
                                        Title: Senior Vice President


                                     IMPERIAL BANK

                                     By: /s/ Mark Campbell
                                        ----------------------------------------
                                        Title: Senior Vice President


                                     THE PRUDENTIAL INSURANCE COMPANY
                                       OF AMERICA

                                     By: /s/ B. Ross Smead
                                        ----------------------------------------
                                        Title: Vice President

                                     GPSF SECURITIES, INC.

                                     By:
                                        ----------------------------------------
                                        Title:


                                     KZH CNC LLC

                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Title: Authorized Agent


                                     SUMMIT BANK

                                     By: /s/ Seiji P. Nakamura
                                        ----------------------------------------
                                        Title: Assistant Vice President


                                     METROPOLITAN LIFE INSURANCE COMPANY

                                     By: /s/ James R. Dingler
                                        ----------------------------------------
                                        Title: Director


                                     FIRSTRUST BANK

                                     By: /s/ Edward D'Ancona
                                        ----------------------------------------
                                        Title: Vice President


                                     BANCO ESPIRITO SANTO

                                     By: /s/ Andrew M. Orsen
                                        ----------------------------------------
                                        Title: Vice President

                                     By: /s/ Terry R. Hull
                                        ----------------------------------------
                                        Title: Senior Vice President

                                     THE CITY NATIONAL BANK

                                     By:
                                        ----------------------------------------
                                        Title:


                                     VAN KAMPEN PRIME RATE INCOME TRUST

                                     By:
                                        ----------------------------------------
                                        Title:


                                     OAK HILL SECURITIES FUND, L.P.

                                     By: OAK HILL SECURITIES GENPAR, L.P.,
                                          its General Partner

                                     By: OAK HILL SECURITIES MGP, INC., its
                                          General Partner

                                     By: /s/ Scott D. Krase
                                        ----------------------------------------
                                        Title: Vice President


                                     SENIOR DEBT PORTFOLIO

                                     By: BOSTON MANAGEMENT AND RESEARCH,
                                           as Investment Advisor

                                     By: /s/ Payson F. Swaffield
                                        ----------------------------------------
                                        Title: Vice President


                                     VAN KAMPEN CLO I, LIMITED

                                     BY: VAN KAMPEN MANAGEMENT INC.,
                                     as Collateral Manager

                                     By:
                                        ----------------------------------------
                                        Title:

                                     OCTAGON LOAN TRUST

                                     By: OCTAGON CREDIT INVESTORS, as
                                           Manager

                                     By: /s/ Joyce C. Delucca
                                        ----------------------------------------
                                        Title: Managing Director


                                     FRANKLIN FLOATING RATE TRUST

                                     By: /s/ Chauncey Lufkin
                                        ----------------------------------------
                                        Title: Vice President


                                     AG CAPITAL FUNDING PARTNERS, L.P.

                                     By: ANGELO, GORDON & CO., L.P.,
                                           as Investment Advisor

                                     By: /s/ Jeffrey H.Aronson
                                        ----------------------------------------
                                        Title: Managing Director


                                     FIRST DOMINION FUNDING I

                                     By: /s/ David Lerner
                                        ----------------------------------------
                                        Title: Authorized Signatory


                                     JACKSON NATIONAL LIFE INSURANCE
                                       COMPANY

                                     By: PPM AMERICA, INC., as attorney in fact
                                           on behalf of Jackson National Life
                                           Insurance Company

                                     By: /s/ Mike King
                                        ----------------------------------------
                                        Title: Vice President

                                     ELC (CAYMAN) LTD.

                                     By: /s/ E. Kratzman
                                        ----------------------------------------
                                        Title: Managing Director


                                     AMERICAN GENERAL ANNUITY INSURANCE COMPANY,
                                       formerly WESTERN NATIONAL LIFE INSURANCE
                                       COMPANY

                                     By: /s/ C. Scott Inglis
                                        ----------------------------------------
                                        Title: Investment Officer


                                     KZH CRESCENT LLC

                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Title: Authorized Agent


                                     KZH CRESCENT-2 LLC

                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Title: Authorized Agent


                                     CRESCENT/MACH I PARTNERS, L.P.

                                     By: TCW ASSET MANAGEMENT COMPANY,
                                        as its Investment Manager

                                       By: /s/ Mark L. Gold
                                        ----------------------------------------
                                        Title: Managing Director

                                     PAM CAPITAL FUNDING LP

                                     By: HIGHLAND CAPITAL MANAGEMENT, L.P., as
                                         Collateral Manager

                                     By: /s/ Mark K. Okada CFA
                                        ----------------------------------------
                                        Title: Executive Vice President


                                     KZH CYPRESSTREE-1 LLC

                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Title: Authorized Agent


                                     PAMCO CAYMAN LTD.

                                     By: HIGHLAND CAPITAL MANAGEMENT,
                                           L.P., as Collateral Manager

                                     By: /s/ Mark K. Okada CFA
                                        ----------------------------------------
                                        Title: Executive Vice President


                                     ARCHIMEDES FUNDING, LLC

                                     BY: ING CAPITAL ADVISORS, INC. as
                                           Collateral Manager

                                     By:
                                        ----------------------------------------
                                        Title:

                                     ING HIGH INCOME PRINCIPAL
                                       PRESERVATION FUND HOLDINGS, LDC

                                     BY: ING CAPITAL ADVISORS, INC., as
                                        Investment Advisor

                                     By:
                                        ----------------------------------------
                                        Title:


                                     KZH SHOSHONE LLC

                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Title: Authorized Agent


                                     KZH ING-1 LLC

                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Title: Authorized Agent


                                     KZH PAMCO LLC

                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Title: Authorized Agent


                                     PACIFICA PARTNERS I, L.P.

                                     By: IMERIAL CREDIT ASSET MANAGEMENT, as
                                        its Investment Manager

                                     By: /s/ Michael J. Bacevich
                                        ----------------------------------------
                                        Title: Senior Vice President

                                     KZH RIVERSIDE LLC

                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Title: Authorized Agent


                                     PILGRIM AMERICAN HIGH INCOME
                                     INVESTMENTS LTD.

                                     By: PILGRIM INVESTMENTS, INC.,
                                        as its Investment Manager

                                     By: /s/ Michel Prince, CFA
                                        ----------------------------------------
                                        Title: Vice President


                                     KZH ING-2 LLC

                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Title: Authorized Agent


                                     INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                     BY: INDOSUEZ CAPITAL LUXEMBOURG, as
                                           Collateral Manager

                                     By: /s/ Melissa Marano
                                        ----------------------------------------
                                        Title: Vice President

                                     DELANO COMPANY

                                     By: PACIFIC INVESTMENT MANAGEMENT
                                        COMPANY, as its Investment Advisor

                                          By: PIMCO MANAGEMENT INC., a
                                              General Partner

                                          By: /s/ Mohan V. Phansalkar
                                              ----------------------------------
                                            Title: Senior Vice President


                                     KZH CRESCENT-3 LLC

                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Title: Authorized Agent


                                     BALANCED HIGH-YIELD FUND I LTD.

                                     By: BHF-BANK AKTIENGESELLSCHAFT
                                           acting through its New York Branch,
                                           as its attorney-in-fact

                                       By: /s/ Dan Dobrjanskyj
                                        ----------------------------------------
                                        Title: Assistant Vice President


                                     STATE STREET BANK AND TRUST COMPANY, as
                                     Trustee for GENERAL MOTORS EMPLOYEES GLOBAL
                                     GROUP PENSION TRUST

                                     By: /s/ Michael Connors
                                        ----------------------------------------
                                        Title: Assistant Vice President

                                     INDOSUEZ CAPITAL FUNDING III, LIMITED

                                     By: Indosuez Capital as Portfolio Advisor

                                       By: /s/ Melissa Marano
                                           -----------------------------------
                                             Title: Vice President


                                     KZH SOLEIL LLC

                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Title: Authorized Agent


                                     ML CLO XII PILGRIM AMERICA (CAYMAN)
                                      LTD.

                                     By: PILGRIM INVESTMENTS, INC., as its
                                           Investment Manager

                                     By: /s/ Michel Prince, CFA
                                        ----------------------------------------
                                        Title: Vice President


                                     ML CLO XV PILGRIM AMERICA (CAYMAN)
                                     LTD.

                                     By: PILGRIM INVESTMENTS, INC., as its
                                          Investment Manager

                                     By: /s/ Michel Prince, CFA
                                        ----------------------------------------
                                        Title: Vice President


                                     MOUNTAIN CAPITAL CLO I LTD.

                                     By: /s/ Darren P. Riley
                                        ----------------------------------------
                                        Title: Director

                                     CERES FINANCE LTD.

                                     By: /s/ David Egglishaw
                                        ----------------------------------------
                                        Title: Director


                                     OASIS COLLATERALIZED HIGH INCOME
                                     PORTFOLIO I LTD

                                     By: /s/ Ian Wignall
                                        ----------------------------------------
                                        Title: Director


                                     BALANCED HIGH-YIELD FUND II LTD.

                                     By: BHF-BANK AKTIENGESELLSCHAFT
                                           acting through its New York Branch,
                                           as its attorney-in-fact

                                     By: /s/ Dan Dobrjanskyj
                                        ----------------------------------------
                                        Title: Assistant Vice President


                                     CAPTIVA III FINANCE, LTD.

                                       as advised by, PACIFIC INVESTMENT
                                       MANGAGEMENT COMPANY

                                     By: /s/ David Egglishaw
                                         -------------------------------------
                                         Title: Director

                                     EATON VANCE SENIOR INCOME TRUST

                                     By: EATON VANCE MANAGEMENT, as
                                          Investment Advisor

                                       By: /s/ Payson F. Swaffield
                                           -----------------------------------
                                           Title: Vice President


                                     BLACK DIAMOND CLO 1998-1 LTD

                                     By: /s/ Jim Zinney
                                        ----------------------------------------
                                        Title: President


                                     KZH LANGDALE LLC

                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Title: Authorized Agent


                                     ARCHIMEDES FUNDING II, LTD.

                                     BY: ING CAPITAL ADVISORS, INC., as
                                           Collateral Manager

                                       By:
                                           -------------------------------------
                                           Title:

                                     ALLIANCE CAPITAL FUNDING, L.L.C.

                                     By: ALLIANCE CAPTIAL MANAGEMENT
                                          L.P., as Manager on behalf of ALLIANCE
                                          CAPITAL FUNDING, L.L.L.

                                     By: ALLIANCE CAPITAL MANAGEMENT
                                          CORPORATION, General Partner of
                                          Alliance Capial Management, L.P.

                                       By: /s/ Kenneth G. Ostmann
                                           -------------------------------------
                                           Title: Vice President


                                     BATTERSON PARK CBO

                                     By:
                                        ----------------------------------------
                                       Title:


                                     ATHENA CDO, LTD.

                                     By: Pacific Investment Management Company
                                          as its investment advisor

                                     By: PIMCO Management Inc., a general
                                          partner

                                       By: /s/ Mohan V. Phansalkar
                                           -------------------------------------
                                           Title: Senior Vice President


                                     CAPTIVA II FINANCE LTD.

                                     By: /s/ David Egglishaw
                                        ----------------------------------------
                                        Title: Director


                                     STRATA FUNDING LTD.

                                     By: /s/ David Egglishaw
                                        ----------------------------------------
                                        Title: Director

                                     ALLIANCE CAPITAL FUNDING, L.L.C.

                                     By: ALLIANCE CAPTIAL MANAGEMENT
                                          L.P., as Manager on behalf of ALLIANCE
                                          CAPITAL FUNDING, L.L.L.

                                     By: ALLIANCE CAPITAL MANAGEMENT
                                          CORPORATION, General Partner of
                                          Alliance Capial Management, L.P.

                                       By: /s/ Kenneth G. Ostmann
                                           -------------------------------------
                                             Title: Vice President


                                     VAN KAMPEN SENIOR FLOATING RATE FUND

                                     By:
                                        ----------------------------------------
                                        Title:


                                     CONTINENTAL ASSURANCE COMPANY
                                     SEPARATE ACCOUNT (E)

                                     By: TCW ASSET MANAGMENT COMPANY,
                                          as Attorney-in-Fact

                                       By: /s/ Mark L. Gold
                                           -------------------------------------
                                           Title: Mangaing Director

                                       By: /s/ Justin L. Driscoll
                                           -------------------------------------
                                           Title: Senior Vice President


                                     AMARA 2 - FINANCE LTD

                                     By: /s/ Andrew Ian Wignall
                                        ----------------------------------------
                                        Title: Director


                                     ROYALTON COMPANY

                                     By: PACIFIC INVESTMENT MANAGEMENT
                                          COMPANY, as its Investment Advisor

                                          By: PIMCO MANAGMENT INC.,
                                              a General Partner

                                          By: /s/ Mohan V. Phansalkar
                                              ----------------------------------
                                              Title: Senior Vice President

                                     FLOATING RATE PORTFOLIO

                                     By: INVESTCO SENIOR SECURED
                                          MANAGEMENT INC., as attorney in fact

                                       By: /s/ Joseph Rotondo
                                           -------------------------------------
                                           Title: Authorized Signatory


                                     AMARA-1 FINANCE LTD.

                                     By: /s/ Andrew Ian Wignall
                                        ----------------------------------------
                                        Title: Director


                                     KISLAK NATIONAL BANK

                                     By: ING CAPITAL ADVISORS LLC., as
                                          Investment Advisor

                                       By: /s/ Michael J. Campbell
                                           -------------------------------------
                                           Title: Senior Vice President


                                     STB DELAWARE FUNDING TRUST I

                                       By: /s/ Donald C. Hargadon
                                           -------------------------------------
                                           Title: Assistant Vice President


                                     STATE STREET BANK AND TRUST COMPANY, as
                                     Trustee for GENERAL MOTORS WELFARE BENEFITS
                                     TRUST

                                       By: /s/ Michael Connors
                                           -------------------------------------
                                           Title: Assistant Vice President

                                     NORTH AMERICAN SENIOR FLOATING RATE FUND

                                     By: CYPRESSTREE INVESTMENT
                                          MANAGEMENT COMPANY, INC., as
                                          Portfolio Manager

                                       By: /s/ Peter K. Merrill
                                           -------------------------------------
                                           Title: Managing Director


                                     CYPRESSTREE INSTITUTIONAL FUND, LLC

                                     By: CYPRESSTREE INVESTMENT
                                         MANAGEMENT COMPANY, INC.,
                                         its Managing Member

                                       By: /s/ Peter K. Merrill
                                           -------------------------------------
                                           Title: Managing Director


                                     CYPRESSTREE INVESTMENT PARTNERS II, LTD

                                     By: CYPRESSTREE INVESTMENT
                                         MANAGEMENT COMPANY,
                                         INC., as Portfolio Manager

                                       By: /s/ Peter K. Merrill
                                           -------------------------------------
                                           Title: Managing Director


                                     KZH III LLC

                                     By: /s/ Virginia Conway
                                         ---------------------------------------
                                         Title: Authorized Agent


                                     KZH HIGHLAND-2 LLC

                                     By: /s/ Virginia Conway
                                         ---------------------------------------
                                         Title: Authorized Agent

                                     KZH IV LLC

                                     By: /s/ Virginia Conway
                                        ----------------------------------------
                                        Title: Authorized Agent


                                     FIRST UNION NATIONAL BANK

                                     By: /s/ Michael Doherly
                                        ----------------------------------------
                                        Title: Sentior Vice President


                                     CYPRESSTREE INVESTMENT FUND, LLC

                                     BY: CYPRESSTREE INVESTMENT
                                         MANAGEMENT COMPANY, INC.,
                                         its Managing Member

                                     By: /s/ Peter K. Merrill
                                         ---------------------------------------
                                         Title: Managing Director


                                     RABOBANK CANADA

                                     By: /s/ Govert Verstralen
                                        ----------------------------------------
                                        Title: Senior Vice President


                                     CREDIT LYONNAIS CANADA

                                     By: /s/ Helen A. Thomas
                                        ----------------------------------------
                                        Title: Vice-President, Corporate Banking

                                     By: /s/ David Farmer
                                        ----------------------------------------
                                        Title: First Vice-President and Manager,
                                              Central Region


                                     FIRST DOMINION FUNDING II

                                     By: /s/ David Lerner
                                        ----------------------------------------
                                        Title: Authorized Signatory


                                     LEHMAN COMMERCIAL PAPER INC.

                                     By: /s/ Michelle Swanson
                                        ----------------------------------------
                                        Title: Authorized Signatory

                           ACKNOWLEDGEMENT AND CONSENT

            The undersigned does hereby acknowledge and consent to the foregoing Waiver and Amendment. The undersigned does hereby confirm and agree that, after giving effect to such Waiver and Amendment, the Guarantee and Collateral Agreement is and shall continue to be in full force and effect and is hereby confirmed and ratified in all respects.


                                     SAFETY-KLEEN SERVICES, INC. (formerly
                                       known as LES, Inc.)
                                     SAFETY-KLEEN CORP. (formerly known as
                                       Laidlaw Environmental Services, Inc.)
                                     SAFETY-KLEEN (PECATONICA), INC.
                                       (formerly known as Laidlaw Environmental
                                       Services of Illinois, Inc.)
                                     GSX CHEMICAL SERVICES OF OHIO, INC.
                                     SAFETY-KLEEN (BDT), INC. (formerly known
                                        as Laidlaw Environmental Services
                                        (BDT), Inc.)
                                     SAFETY-KLEEN (FS), INC. (formerly known as
                                        Laidlaw Environmental Services (FS),
                                        Inc.)
                                     SAFETY-KLEEN (GS), INC. (formerly known as
                                        Laidlaw Environmental Services (GS),
                                        Inc.)
                                     SAFETY-KLEEN (CHATTANOOGA), INC.
                                        (formerly known as Laidlaw Environmental
                                        Services of Chattanooga, Inc.)
                                     SAFETY-KLEEN (WHITE CASTLE), INC.
                                        (formerly known as Laidlaw Environmental
                                        Services of White Castle, Inc.)
                                     SAFETY-KLEEN (CROWLEY), INC. (formerly
                                        known as Laidlaw Environmental Services
                                        (Recovery), Inc.)
                                     SAFETY-KLEEN (TS), INC. (formerly known as
                                        Laidlaw Environmental Services (TS),
                                        Inc.)
                                     SAFETY-KLEEN (WESTMORLAND), INC.
                                        (formerly known as Laidlaw Environmental
                                        Services (Imperial Valley), Inc.)
                                     SAFETY-KLEEN (BUTTONWILLOW), INC.
                                       (formerly known as Laidlaw Environmental
                                       Services (Lokern), Inc.)
                                     SAFETY-KLEEN (CALIFORNIA), INC.
                                       (formerly known as Laidlaw Environmental of California, Inc.)
                                     SAFETY-KLEEN (PINEWOOD), INC.(formerly
                                       known as Laidlaw Environmental Services
                                       of South Carolina, Inc.)

                                     SAFETY-KLEEN (NE), INC.(formerly known as
                                       Laidlaw Environmental Services
                                       (North East), Inc.)
                                     SAFETY-KLEEN (LAPORTE), INC. (formerly
                                       known as Laidlaw Environmental Services
                                       (TES), Inc.)
                                     SAFETY-KLEEN CHEMICAL SERVICES, INC.
                                       (formerly known as Laidlaw Environmental
                                       Services, Inc.)
                                     SAFETY-KLEEN (ROEBUCK), INC.(formerly
                                       known as Laidlaw Environmental Services
                                       (TOC), Inc.)
                                     SAFETY-KLEEN (TG), INC. (formerly known as
                                       Laidlaw Environmental Services (TG),
                                       Inc.)
                                     SAFETY-KLEEN (ALTAIR), INC. (formerly
                                       known as Laidlaw Environmental Services
                                       (Altair), Inc.)
                                     SAFETY-KLEEN (WT), INC. (formerly known as
                                       Laidlaw Environmental Services (WT),
                                       Inc.)
                                     SAFETY-KLEEN (BARTOW), INC. (formerly
                                       known as Laidlaw Environmental Services
                                       of Bartow, Inc.)
                                     SAFETY-KLEEN (COLFAX), INC. (formerly
                                       known as Laidlaw Environmental Services
                                       (Thermal Treatment), Inc.)
                                     LEMC, INC.
                                     SAFETY-KLEEN OSCO HOLDINGS, INC.
                                       (formerly known as Laidlaw OSCO Holdings,
                                       Inc.)
                                     SAFETY-KLEEN (NASHVILLE), INC. (formerly
                                       known as Laidlaw Environmental Services
                                       of Nashville, Inc.)
                                     SAFETY-KLEEN (CLIVE), INC. (formerly
                                       known as Laidlaw Environmental Services
                                       (Clive), Inc.)
                                     SAFETY-KLEEN (LONE AND GRASSY
                                       MOUNTAIN), INC. (formerly known as
                                       Laidlaw Environmental Services
                                       (Lone and Grassy Mountain), Inc.)
                                     SAFETY-KLEEN (TULSA), INC. (formerly
                                       known as Laidlaw Environmental Services
                                       (Tulsa), Inc.)
                                     SAFETY-KLEEN (SAN ANTONIO), INC.
                                       (formerly known as Laidlaw Environmental
                                       Services (San Antonio), Inc.)
                                     SAFETY-KLEEN (WICHITA), INC. (formerly
                                       known as Laidlaw Environmental Services
                                       (Wichita), Inc.)
                                     SAFETY-KLEEN (DELAWARE), INC. (formerly
                                       known as Laidlaw Environmental Services
                                       of Delaware, Inc.)
                                     USPCI, INC. OF GEORGIA
                                     SAFETY-KLEEN (SAN JOSE), INC. (formerly
                                       known as Laidlaw Environmental Services
                                       (San Jose), Inc.)
                                     SAFETY-KLEEN (SAWYER), INC. (formerly
                                       known as Laidlaw Environmental Services
                                       (Sawyer), Inc.)
                                     CHEMCLEAR, INC. OF LOS ANGELES
                                     SAFETY-KLEEN (ROSEMOUNT), INC.
                                       (formerly known as Laidlaw Environmental
                                       Services (Rosemount), Inc.)
                                     SAFETY-KLEEN HOLDING'S, INC. (formerly
                                       known as LES Holding's, Inc.)
                                     SAFETY-KLEEN (PPM), INC. (formerly known
                                       as Laidlaw Environmental Services
                                       (Tucker), Inc.)
                                     NINTH STREET PROPERTIES, INC.
                                     SAFETY-KLEEN (MT. PLEASANT), INC.
                                       (formerly known as Laidlaw Environmental
                                       Services (Mt. Pleasant), Inc.)
                                     SAFETY-KLEEN (DEER TRAIL), INC.
                                       (formerly known as Laidlaw Environmental
                                       Services (Deer Trail), Inc.)
                                     SAFETY-KLEEN (MINNEAPOLIS), INC.
                                       (formerly known as Laidlaw Environmental
                                       Services (Minneapolis), Inc.)
                                     SAFETY-KLEEN (LOS ANGELES), INC.
                                       (formerly known as Laidlaw Environmental
                                       Services (Los Angeles), Inc.)
                                     SAFETY-KLEEN (BATON ROUGE), INC.
                                       (formerly known as Laidlaw Environmental
                                       Services (Baton Rouge), Inc.)
                                     SAFETY-KLEEN (PLAQUEMINE), INC.
                                       (formerly known as Laidlaw Environmental
                                       Services (Plaquemine), Inc.)
                                     SAFETY-KLEEN (BRIDGEPORT), INC.
                                       (formerly known as Laidlaw Environmental
                                       Services (Bridgeport), Inc.)
                                     SAFETY-KLEEN (DEER PARK), INC. (formerly
                                       known as Laidlaw Environmental Services
                                       (Deer Park), Inc.)

                                     SAFETY-KLEEN (TIPTON), INC.
                                       (formerly known as Laidlaw Environmental
                                       Services (Tipton), Inc.)
                                     SAFETY-KLEEN (ENCOTEC), INC. (formerly
                                       known as Laidlaw Environmental, Inc.)
                                     SAFETY-KLEEN (SUSSEX), INC. (formerly
                                       known as Laidlaw Environmental Services
                                       (Sussex), Inc.)
                                     SAFETY-KLEEN (GLOUCESTER), INC.
                                       (formerly known as Laidlaw Environmental
                                       Services (Gloucester), Inc.)
                                     SAFETY-KLEEN (CUSTOM TRANSPORT), INC.
                                       (formerly known as Laidlaw Environmental
                                       Services (Custom Transport), Inc.)
                                     SAFETY-KLEEN (ARAGONITE), INC. (formerly
                                       known as Laidlaw Environmental Services
                                       (Aragonite), Inc.)
                                     SAFETY-KLEEN (PUERTO RICO), INC.
                                       (formerly known as Laidlaw Environmental
                                       Services (Puerto Rico), Inc.)
                                     SAFETY-KLEEN SYSTEMS, INC. (formerly
                                       known as Safety-Kleen Corp.)
                                     DIRT MAGNET, INC.
                                     THE MIDWAY GAS & OIL CO.
                                     ELGINT CORP.
                                     SAFETY-KLEEN ENVIROSYSTEMS
                                       COMPANY
                                     SAFETY-KLEEN ENVIROSYSTEMS
                                       COMPANY OF PUERTO RICO, INC.
                                     PETROCON, INC.
                                     PHILLIPS ACQUISITION CORP.
                                     VIROGROUP, INC. (formerly known as Safety-
                                        Kleen Aviation, Inc.)
                                     SK REAL ESTATE, INC.
                                     SAFETY-KLEEN INTERNATIONAL, INC.
                                     SAFETY-KLEEN OIL RECOVERY CO.
                                     SAFETY-KLEEN OIL SERVICES, INC.

                                     THE SOLVENTS RECOVERY SERVICE OF
                                      NEW JERSEY, INC.
                                     SK EUROPE, INC.

                                     By: /s/ Paul R. Humphreys
                                         ---------------------------------------
                                         Title: Senior Vice President Finance


                                     3E COMPANY ENVIRONMENTAL,
                                       ECOLOGICAL AND ENGINEERING

                                     By: /s/ Paul R. Humphreys
                                         ---------------------------------------
                                         Title: Assistant Treasurer


                                     SK INSURANCE COMPANY

                                     By: /s/ Paul R. Humphreys
                                         ---------------------------------------
                                         Title: Treasurer

                                     SAFETY-KLEEN SERVICES, INC. (formerly
                                     known as LES, Inc.)

                                     By:
                                         ---------------------------------------
                                         Title:


                                     SAFETY-KLEEN (CANADA) LTD. (formerly
                                     known as Laidlaw Environmental Services
                                     (Canada) Ltd.)

                                     By:
                                         ---------------------------------------
                                         Title:


                                     TORONTO DOMINION (TEXAS), INC.,
                                     as General Administrative Agent and Lender

                                     By:
                                         ---------------------------------------
                                         Title:


                                     THE TORONTO-DOMINION BANK,
                                     as Canadian Administrative Agent

                                     By:
                                         ---------------------------------------
                                         Title:

                                     THE BANK OF NOVA SCOTIA,
                                     as Managing Agent, Co-Documentation Agent and Lender

                                     By:
                                         ---------------------------------------
                                         Title:


                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Managing Agent, Co-Documentation Agent and Lender

                                     By:
                                         ---------------------------------------
                                         Title:


                                     NATIONSBANK, N.A.,
                                     as Syndication Agent, Managing Agent and
                                     Lender

                                     By:
                                         ---------------------------------------
                                         Title:


                                     WACHOVIA BANK, N.A.,
                                     as Managing Agent and Lender

                                     By:
                                         ---------------------------------------
                                         Title:


                                     THE CIT GROUP/BUSINESS CREDIT, INC.

                                     By:
                                         ---------------------------------------
                                         Title:

                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION

                                     By:
                                         ---------------------------------------
                                         Title:


                                     COMERICA BANK

                                     By:
                                         ---------------------------------------
                                         Title:


                                     FLEET NATIONAL BANK

                                     By:
                                         ---------------------------------------
                                         Title:


                                     ROYAL BANK OF CANADA

                                     By:
                                         ---------------------------------------
                                         Title:


                                     COMPAGNIE FINANCIERE DE CIC ET DE
                                        L'UNION EUROPEENNE

                                     By:
                                         ---------------------------------------
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Title:

                                     HSBC BANK USA (formerly Marine
                                     Midland Bank)

                                     By:
                                         ---------------------------------------
                                         Title:


                                     THE LONG-TERM CREDIT BANK OF JAPAN,
                                     LTD.

                                     By:
                                         ---------------------------------------
                                         Title:


                                     MITSUBISHI TRUST AND BANKING
                                     CORPORATION

                                     By:
                                         ---------------------------------------
                                         Title:


                                     SANWA BUSINESS CREDIT CORPORATION

                                     By:
                                         ---------------------------------------
                                         Title:


                                     SOCIETE GENERALE

                                     By:
                                         ---------------------------------------
                                         Title:

                                     SOUTHERN PACIFIC BANK

                                     By:
                                         ---------------------------------------
                                         Title:


                                     CREDIT LYONNAIS ATLANTA AGENCY

                                     By:
                                         ---------------------------------------
                                         Title:


                                     COOPERATIEVE CENTRALE RAIFEISEN-
                                     BOERENLEENBANK B.A.,  "RABOBANK
                                     NEDERLAND" NEW YORK BRANCH

                                     By:
                                         ---------------------------------------
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Title:


                                     COMMERCIAL LOAN FUNDING TRUST I

                                     By:
                                         ---------------------------------------
                                         Title:

                                     CREDIT SUISSE FIRST BOSTON

                                     By:
                                         ---------------------------------------
                                         Title:


                                     THE SAKURA BANK, LTD.

                                     By:
                                         ---------------------------------------
                                         Title:


                                     STAR BANK, NATIONAL ASSOCIATION

                                     By:
                                         ---------------------------------------
                                         Title:


                                     BANK OF HAWAII

                                     By:
                                         ---------------------------------------
                                         Title:


                                     CITIBANK N.A.

                                     By:
                                         ---------------------------------------
                                         Title:


                                     THE DAI-ICHI KANGYO BANK, LTD.

                                     By:
                                         ---------------------------------------
                                         Title:

                                     SKANDINAVISKA ENSKILDA BANKEN AB
                                     (PUBL.) NY BRANCH

                                     By:
                                         ---------------------------------------
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Title:


                                     THE SUMITOMO BANK, LIMITED

                                     By:
                                         ---------------------------------------
                                         Title:


                                     THE SUMITOMO TRUST & BANKING CO.,
                                        LTD., NEW YORK BRANCH

                                     By:
                                         ---------------------------------------
                                         Title:


                                     NATIONAL CITY BANK

                                     By:
                                         ---------------------------------------
                                         Title:


                                     BHF-BANK AKTIENGESELLSCHAFT

                                     By:
                                         ---------------------------------------
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Title:


                                     THE FUJI BANK, LTD., NEW YORK
                                     BRANCH

                                     By:
                                         ---------------------------------------
                                         Title:


                                     CAISSE DE DEPOT ET PLACEMENT DU
                                     QUEBEC

                                     By:
                                         ---------------------------------------
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Title:

                                     KZH PONDVIEW LLC

                                     By:
                                         ---------------------------------------
                                         Title:


                                     WEBSTER BANK

                                     By:
                                         ---------------------------------------
                                         Title:


                                     BANQUE WORMS CAPITAL CORPORATION

                                     By:
                                         ---------------------------------------
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Title:


                                     IMPERIAL BANK

                                     By:
                                         ---------------------------------------
                                         Title:


                                     THE PRUDENTIAL INSURANCE COMPANY
                                     OF AMERICA

                                     By:
                                         ---------------------------------------
                                         Title:

                                     KZH CNC LLC

                                     By:
                                         ---------------------------------------
                                         Title:


                                     SUMMIT BANK

                                     By:
                                         ---------------------------------------
                                         Title:


                                     METROPOLITAN LIFE INSURANCE
                                     COMPANY

                                     By:
                                         ---------------------------------------
                                         Title:


                                     FIRSTRUST BANK

                                     By:
                                         ---------------------------------------
                                         Title:


                                     BANCO ESPIRITO SANTO

                                     By:
                                         ---------------------------------------
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Title:


                                     CITY NATIONAL BANK

                                     By:
                                         ---------------------------------------
                                         Title:


                                     VAN KAMPEN PRIME RATE INCOME TRUST

                                     By:
                                         ---------------------------------------
                                         Title:


                                     OAK HILL SECURITIES FUND, L.P.

                                     BY: OAK HILL SECURITIES GENPAR, L.P.,
                                       its General Partner

                                     BY: OAK HILL SECURITIES MGP, INC., its
                                         General Partner

                                     By:
                                         ---------------------------------------
                                         Title:

                                     SENIOR DEBT PORTFOLIO

                                     BY: BOSTON MANAGEMENT AND
                                     RESEARCH, as Investment Advisor

                                     By:
                                         ---------------------------------------
                                         Title:


                                     VAN KAMPEN CLO I, LIMITED

                                     BY: VAN KAMPEN MANAGEMENT INC.,
                                        as Collateral Manager

                                     By:
                                         ---------------------------------------
                                         Title:


                                     OCTAGON LOAN TRUST

                                     BY: OCTAGON CREDIT INVESTORS, as
                                        Manager

                                     By:
                                         ---------------------------------------
                                         Title:


                                     FRANKLIN FLOATING RATE TRUST

                                     By:
                                         ---------------------------------------
                                         Title:


                                     AG CAPITAL FUNDING PARTNERS, L.P.

                                     BY: ANGELO, GORDON & CO., L.P.,
                                        as Investment Advisor

                                     By:
                                         ---------------------------------------
                                         Title:


                                     FIRST DOMINION FUNDING I

                                     By:
                                         ---------------------------------------
                                         Title:

                                     JACKSON NATIONAL LIFE INSURANCE
                                     COMPANY

                                     BY: PPM AMERICA, INC., as attorney in fact
                                        on behalf of Jackson National Life
                                        Insurance Company

                                     By:
                                         ---------------------------------------
                                         Title:


                                     ELC (CAYMAN) LTD.

                                     By:
                                         ---------------------------------------
                                         Title:


                                     WESTERN NATIONAL LIFE INSURANCE
                                     COMPANY

                                     By:
                                         ---------------------------------------
                                         Title:


                                     KZH CRESCENT LLC

                                     By:
                                         ---------------------------------------
                                         Title:


                                     KZH CRESCENT-2 LLC

                                     By:
                                         ---------------------------------------
                                         Title:

                                     CRESCENT/MACH I PARTNERS, L.P.

                                     BY:TCW ASSET MANAGEMENT COMPANY,
                                        as its Investment Manager

                                     By:
                                         ---------------------------------------
                                         Title:


                                     PAM CAPITAL FUNDING LP

                                     BY: HIGHLAND CAPITAL MANAGEMENT,
                                        as Collateral Manager

                                     By:
                                         ---------------------------------------
                                         Title:


                                     KZH CYPRESSTREE-1 LLC

                                     By:
                                         ---------------------------------------
                                         Title:


                                     PAMCO CAYMAN LTD.

                                     BY: HIGHLAND CAPITAL MANAGEMENT,
                                        as Collateral Manager

                                     By:
                                         ---------------------------------------
                                         Title:


                                     ARCHIMEDES FUNDING, LLC

                                     BY: ING CAPITAL ADVISORS, INC. as
                                        Collateral Manager

                                     By:
                                         ---------------------------------------
                                         Title:


                                     ING HIGH INCOME PRINCIPAL
                                        PRESERVATION FUND HOLDINGS, LDC

                                     BY: ING CAPITAL ADVISORS, INC., as
                                        Investment Advisor

                                     By:
                                         ---------------------------------------
                                         Title:

                                     KZH SHOSHONE LLC

                                     By:
                                         ---------------------------------------
                                         Title:


                                     KZH ING-1 LLC

                                     By:
                                         ---------------------------------------
                                         Title:


                                     KZH PAMCO LLC

                                     By:
                                         ---------------------------------------
                                         Title:


                                     PACIFICA PARTNERS I, L.P.

                                     BY: IMPERIAL CREDIT ASSET
                                        MANAGEMENT, as its Investment Manager

                                     By:
                                         ---------------------------------------
                                         Title:


                                     KZH RIVERSIDE LLC

                                     By:
                                         ---------------------------------------
                                         Title:


                                     PILGRIM AMERICAN HIGH INCOME
                                     INVESTMENTS LTD.

                                     BY: PILGRIM AMERICA INVESTMENTS, INC.,
                                        as its Investment Manager

                                     By:
                                         ---------------------------------------
                                         Title:

                                     KZH ING-2 LLC

                                     By:
                                         ---------------------------------------
                                         Title:


                                     METROPOLITAN LIFE INSURANCE
                                     COMPANY

                                     By:
                                         ---------------------------------------
                                         Title:


                                     INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                                     BY: INDOSUEZ CAPITAL LUXEMBOURG,
                                        as Collateral Manager

                                     By:
                                         ---------------------------------------
                                         Title:


                                     DELANO COMPANY

                                     BY: PACIFIC INVESTMENT MANAGEMENT
                                        COMPANY, as its Investment Advisor

                                     By: PIMCO MANAGEMENT INC., a
                                     General Partner

                                     By:
                                         ---------------------------------------
                                         Title:


                                     KZH CRESCENT-3 LLC

                                     By:
                                         ---------------------------------------
                                         Title:

                                     BALANCED HIGH-YIELD FUND I LTD.

                                     BY: BHF-BANK AKTIENGESELLSCHAFT
                                         acting through its New York Branch,
                                         as its attorney-in-fact

                                     By:
                                         ---------------------------------------
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Title:


                                     STATE STREET BANK AND TRUST
                                     COMPANY, as Trustee for GENERAL
                                     MOTORS EMPLOYEES GLOBAL GROUP
                                     PENSION TRUST

                                     By:
                                         ---------------------------------------
                                         Title:


                                     INDOSUEZ CAPITAL FUNDING III, LIMITED

                                     BY: INDOSUEZ CAPITAL LUXEMBOURG,
                                        as Collateral Manager

                                     By:
                                         ---------------------------------------
                                         Title:


                                     KZH SOLEIL LLC

                                     By:
                                         ---------------------------------------
                                         Title:

                                     ML CLO XII PILGRIM AMERICA (CAYMAN)
                                     LTD.

                                     BY: PILGRIM AMERICA INVESTMENTS, INC.,
                                        as its Investment Manager

                                     By:
                                         ---------------------------------------
                                         Title:


                                     ML CLO XV PILGRIM AMERICA (CAYMAN)
                                     LTD.

                                     BY: PILGRIM AMERICA INVESTMENTS, INC.,
                                        as its Investment Manager

                                     By:
                                         ---------------------------------------
                                         Title:


                                     MOUNTAIN CLO TRUST

                                     By:
                                         ---------------------------------------
                                         Title:


                                     CERES FINANCE LTD.

                                     By:
                                         ---------------------------------------
                                         Title:


                                     OASIS COLLATERALIZED HIGH INCOME
                                     PORTFOLIO I LTD.

                                     By:
                                         ---------------------------------------
                                         Title:

                                     BALANCED HIGH-YIELD FUND II LTD.

                                     BY: BHF-BANK AKTIENGESELLSCHAFT
                                         acting through its New York Branch,
                                         as its attorney-in-fact

                                     By:
                                         ---------------------------------------
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Title:


                                     CAPTIVA III FINANCE, LTD.
                                     as advised by,  PACIFIC INVESTMENT
                                     MANAGEMENT COMPANY

                                     By:
                                         ---------------------------------------
                                         Title:


                                     EATON VANCE SENIOR INCOME TRUST

                                     BY: EATON VANCE MANAGEMENT, as
                                        Investment Advisor

                                     By:
                                         ---------------------------------------
                                         Title:


                                     VAN KAMPEN CLO II, LIMITED

                                     BY: VAN KAMPEN MANAGEMENT INC.,
                                        as Collateral Manager

                                     By:
                                         ---------------------------------------
                                         Title:


                                     BLACK DIAMOND CLO 1998-1 LTD.

                                     By:
                                         ---------------------------------------
                                         Title:

                                     KZH LANGDALE LLC

                                     By:
                                         ---------------------------------------
                                         Title:


                                     ARCHIMEDES FUNDING II, LTD.

                                     BY: ING CAPITAL ADVISORS, INC., as
                                        Collateral Manager

                                     By:
                                         ---------------------------------------
                                         Title:


                                     ALLIANCE CAPITAL FUNDING, L.L.C.

                                     BY: ALLIANCE CAPITAL MANAGEMENT
                                        L.P., as Manager on behalf of
                                        ALLIANCE CAPITAL FUNDING, L.L.C.

                                     BY: ALLIANCE CAPITAL MANAGEMENT
                                        CORPORATION, General Partner of Alliance
                                        Capital Management L.P.

                                     By:
                                         ---------------------------------------
                                         Title:


                                     BATTERSON PARK CBO

                                     By:
                                         ---------------------------------------
                                         Title:


                                     ATHENA CDO, LTD.

                                     By:
                                         ---------------------------------------
                                         Title:


                                     CAPTIVA II FINANCE LTD.

                                     By:
                                         ---------------------------------------
                                         Title:

                                     STRATA FUNDING LTD.

                                     By:
                                         ---------------------------------------
                                         Title:


                                     VAN KAMPEN SENIOR FLOATING
                                     RATE FUND

                                     By:
                                         ---------------------------------------
                                         Title:


                                     CONTINENTAL ASSURANCE COMPANY
                                     SEPARATE ACCOUNT (E)

                                     BY: TCW ASSET MANAGEMENT COMPANY,
                                        as Attorney-in-Fact

                                     By:
                                         ---------------------------------------
                                         Title:

                                     By:
                                         ---------------------------------------
                                         Title:


                                     AMARA-2 FINANCE LTD.

                                     By:
                                         ---------------------------------------
                                         Title:

                                     ROYALTON COMPANY

                                     BY: PACIFIC INVESTMENT MANAGEMENT
                                        COMPANY, as its Investment Advisor

                                     By: PIMCO MANAGEMENT INC.,
                                        a General Partner

                                     By:
                                         ---------------------------------------
                                         Title:


                                     FLOATING RATE PORTFOLIO

                                     BY: INVESCO SENIOR SECURED
                                        MANAGEMENT INC., as attorney in fact

                                     By:
                                         ---------------------------------------
                                         Title:


                                     AMARA-1 FINANCE LTD.

                                     By:
                                         ---------------------------------------
                                         Title:


                                     KISLAK NATIONAL BANK

                                     BY: ING CAPITAL ADVISORS, INC., as
                                        Investment Advisor

                                     By:
                                         ---------------------------------------
                                         Title:

                                     STB DELAWARE FUNDING TRUST I

                                     By:
                                         ---------------------------------------
                                         Title:


                                     NORTH AMERICAN SENIOR. FLOATING
                                     RATE FUND

                                     BY: CYPRESSTREE INVESTMENT
                                        MANAGEMENT COMPANY, INC., as
                                        Portfolio Manager

                                     By:
                                         ---------------------------------------
                                         Title:


                                     CYPRESSTREE INSTITUTIONAL FUND, LLC

                                     BY: CYPRESSTREE INVESTMENT
                                     MANAGEMENT COMPANY, INC., its
                                     Managing Member

                                     By:
                                         ---------------------------------------
                                         Title:


                                     CYPRESSTREE INVESTMENT PARTNERS II,
                                     LTD.

                                     BY: CYPRESSTREE INVESTMENT
                                     MANAGEMENT COMPANY, INC., as
                                     Portfolio Manager

                                     By:
                                         ---------------------------------------
                                         Title:

                                     STATE STREET BANK AND TRUST
                                     COMPANY, as Trustee for GENERAL
                                     MOTORS WELFARE BENEFITS TRUST

                                     By:
                                         ---------------------------------------
                                         Title:


                                     CYPRESSTREE INVESTMENT FUND, LLC

                                     BY: CYPRESSTREE INVESTMENT
                                     MANAGEMENT COMPANY, INC., its
                                     Managing Member

                                     By:
                                         ---------------------------------------
                                          Title:


                                     KZH HOLDING CORPORATION III
                                     (OPPENHEIMER FUND)

                                     By:
                                         ---------------------------------------
                                         Title:


                                     KZH HIGHLAND - 2 LLC

                                     By:
                                         ---------------------------------------
                                         Title:


                                     KZH IV LLC

                                     By:
                                         ---------------------------------------
                                         Title:

                                     FIRST UNION NATIONAL BANK

                                     By:
                                         ---------------------------------------
                                         Title:


                                     RABOBANK CANADA

                                     By:
                                         ---------------------------------------
                                         Title:


                                     CREDIT LYONNAIS CANADA

                                     By:
                                         ---------------------------------------
                                         Title:


                                     FIRST DOMINION FUNDING II

                                     By:
                                         ---------------------------------------
                                         Title:


                                     LEHMAN COMMERCIAL PAPER INC.

                                     By:
                                         ---------------------------------------
                                         Title: